Dreyfus

High Yield

Strategies Fund

SEMIANNUAL REPORT September 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)


The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Cash Flows

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus High Yield

                                                                Strategies Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus High Yield Strategies Fund, covering the six-month period from April 1, 1999 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Roger King, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

The past six months have been highly volatile for most bonds. When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts

Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus High Yield Strategies Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform relative to its benchmark?

Dreyfus High Yield Strategies Fund produced a -0.45% total return for the six-month period ended September 30, 1999.(1) This compares to a -0.68% return for the fund's benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2)

We attribute both the market and the fund's lackluster performance to prevailing investor sentiment. For what we believe to be largely technical factors, individual and institutional investors have taken a cautious view, committing little new money to high yield investments. In the absence of strong buying interest, prices have drifted steadily downward.

What is the fund's investment approach?

The fund' s primary investment objective is high current income. We generally invest most of the fund' s assets in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may be in early stages of development or may have highly leveraged balance sheets. To compensate the buyer for the greater risk, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis -- our projection of each issuer' s ability to meet its obligations as they become due. We buy debt from a wide range of issuers. For example, new companies often must pay higher interest rates than more established firms. We also buy " seasoned" bonds, which are issued by companies with an established track record, have been outstanding for a number of years, and now have a shorter time remaining until final maturity or projected retirement of the bond. We also seek out bonds that are convertible into the issuer' s common stock.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

At the beginning of the reporting period, fixed-income investors were concerned that economic weakness in overseas markets might reduce earnings growth for many U.S. companies, including issuers of high yield bonds. It quickly became apparent, however, that these fears were largely unfounded. In fact, the troubled economies of Japan and Southeast Asia appeared to strengthen, while economic growth in the U.S. showed few signs of abating.

In this environment, the high yield market began to recover from the precipitous drop it experienced in mid- to late 1998. However, the recovery was short lived. By mid-year, investor sentiment shifted from concern that the economy might slow to fear that the economy might grow too quickly, potentially awakening dormant inflationary pressures. As a result of these inflation fears, the Federal Reserve Board twice made a modest increase in short-term interest rates. Because higher interest rates and economic uncertainty tend to put more financial pressure on high yield bond issuers, investor interest in high yield bonds waned.

The general decline continued through the third quarter and has now returned the high yield market to the high yield levels seen at the depth of the financial crisis of October 1998. The major force driving the price decline has been concern over calendar year-end liquidity. In anticipation of problems which we believe will likely prove unfounded, investors have stepped up redemptions of high yield mutual funds and fund managers have raised cash ahead of anticipated redemptions, while at the same time institutional investors have largely stayed on the sidelines. This has created a market in which a large supply of high yield issues has been met by a weak demand; in such a market, prices decline.


In our view, high yield bonds currently represent an attractive buying opportunity. Because year-end concerns are, by definition, temporary, we believe that the current differences between yields of high yield corporate bonds and U.S. Treasury securities should moderate to more normal levels. If yields moderate, current investors may be able to lock in today's high yields and participate in potential capital appreciation.

What is the fund's current strategy?

We are adjusting the portfolio to reflect the opportunities currently available in the high yield market. The fund currently is looking to increase the percentage of BB-rated credits to raise overall credit quality, and to a lesser extent, the percentage of discounted bonds for capital appreciation potential. The fund reduced its leverage by 16.9% from the beginning to the end of the reporting period, decreasing the amount that it borrows to make investments. The fund also increased the amount of its dividend to $0.1275 cents per share for each of the dividends declared in July, August and September. We continue to place industry focus on more defensive sectors -- sectors that we believe can do well in various economic environments.

October 12, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. -- THE MERRILL LYNCH HIGHYIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 1999 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--123.4%                                                                      Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--6.0%

Aircraft Finance Trust,

  Asset-Backed Notes,

   Ser. 1999-1A, Cl. D, 11%, 2024                                                            10,000,000  (a)          10,000,000

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                    13,825,000               13,963,250

Burke Industries,

   Sr. Sub. Notes, 10%, 2007                                                                 12,895,000                9,348,875

Stellex Industries, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                13,000,000                9,425,000

                                                                                                                      42,737,125

AUTOMOTIVE--11.4%

Advanced Accessory Systems/Capital, Ser. B,

   Sr. Sub. Notes, 9.75%, 2007                                                                7,000,000                6,352,500

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  14,195,000               16,022,606

Anchor Lamina,

   Sr. Sub. Notes, 9.875%, 2008                                                              11,025,000                9,536,625

HCC Industries,

   Sr. Sub. Notes, 10.75%, 2007                                                              11,750,000                8,871,250

J.H. Heafner,

   Sr. Notes, 10%, 2008                                                                       9,000,000                8,505,000

Lear,

   Sr. Notes, 7.96%, 2005                                                                    20,000,000  (a)          19,635,800

United Auto Group:

   Ser. A, Sr. Sub. Notes, 11%, 2007                                                         12,000,000               10,920,000

   Ser. B, Sr. Sub. Notes, 11%, 2007                                                          1,000,000                  910,000

                                                                                                                      80,753,781

BROADCASTING--4.5%

Acme Intermediate Holdings/Finance, Ser. B,

   Sr. Secured Discount Notes, 0/12%, 2005                                                    4,800,000  (b)           3,384,000

Acme Television/Finance, Ser. B,

   Sr. Discount Notes, 0/10.875%, 2004                                                        6,400,000  (b)           5,536,000

Telemundo Holdings,

   Sr. Discount Notes, 0/11.5%, 2008                                                         22,050,000  (b)          12,871,687

Tri-State Outdoor Media Group,

   Sr. Notes, 11%, 2008                                                                      10,400,000               10,270,000

                                                                                                                      32,061,687

BUILDING MATERIALS--5.3%

American Builders & Contractors, Ser. B,

   Sr. Sub. Notes, 10.625%, 2007                                                             10,000,000                9,062,500


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS (CONTINUED)

American Eco, Ser. B,

   Sr. Notes, 9.625%, 2008                                                                   20,645,000               12,490,225

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                 12,324,000  (c)           6,223,620

United Rentals,

   Sr. Sub. Notes, 9.5%, 2008                                                                10,000,000                9,850,000

                                                                                                                      37,626,345

CABLE TELEVISION--6.8%

Classic Communications,

   Sr. Discount Notes, 0/13.25%, 2009 (Units)                                                 4,000,000  (a,b,d)       2,760,000

Coaxial Communications/Phoenix,

   Sr. Notes, 10%, 2006                                                                       5,650,000                5,424,000

Coaxial/Finance,

   Sr. Discount Notes, 0/12.875%, 2008                                                       11,000,000  (b)           7,095,000

OpTel, Ser. B,

   Sr. Notes, 13%, 2005                                                                      11,722,000                8,264,010

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                              12,000,000               11,940,000

UIH Australia/Pacific:

   Ser. B, Sr. Discount Notes, 0/14.75%, 2006                                                13,745,000  (b)          10,652,375

   Ser. D, Sr. Discount Notes, 0/14.75%, 2006                                                 2,655,000  (b)           2,057,625

                                                                                                                      48,193,010

CHEMICALS--4.2%

GNI Group,

   Sr. Notes, 10.875%, 2005                                                                   9,000,000                3,825,000

Lyondell Chemical, Ser. A,

   Notes, 9.625%, 2007                                                                        9,500,000                9,476,250

Sterling Chemicals:

   Ser. A, Sr. Sub. Notes, 11.25%, 2007                                                       8,450,000                4,858,750

   Sr. Sub. Notes, 11.75%, 2006                                                               2,000,000                1,250,000

   Secured Notes, 12.375%, 2006                                                               1,500,000  (a)           1,410,000

Trans-Resources:

   Ser. B, Sr. Discount Notes, 0/12%, 2008                                                   12,000,000  (b)           6,060,000

   Ser. B, Sr. Notes, 10.75%, 2008                                                            3,500,000                3,167,500

                                                                                                                      30,047,500

CONSTRUCTION--.2%

FWT,

   Sr. Sub. Notes, 9.875%, 2007                                                              12,300,000  (c)           1,107,000

CONSUMER--9.8%

Amazon.com,

   Sr. Discount Notes, 0/10%, 2008                                                            9,500,000  (b)           6,222,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER (CONTINUED)

BPC Holding, Ser. B,

   Sr. Secured Notes, 12.5%, 2006                                                             5,432,000                5,106,080

Carson, Ser. B,

   Sr. Sub. Notes, 10.375%, 2007                                                             10,000,000                7,850,000

Concord Camera, Ser. B,

   Sr. Notes, 11%, 2005                                                                      15,000,000               14,775,000

Corning Consumer Products,

   Sr. Sub. Notes, 9.625%, 2008                                                               9,000,000                7,166,250

Decora Industries,

   Sr. Secured Notes, 11%, 2005                                                              12,000,000               10,920,000

E & S Holdings, Ser. B,

   Sr. Sub. Notes, 10.375%, 2006                                                              4,500,000                1,912,500

Revlon Consumer Products,

   Sr. Sub. Notes, 8.625%, 2008                                                               6,500,000                5,346,250

Sparkling Spring Water,

   Sr. Sub. Notes, 11.5%, 2007                                                               13,000,000               10,400,000

                                                                                                                      69,698,580

ENERGY--5.9%

Anker Coal Group, Ser. B,

   Sr. Notes, 9.75%, 2007                                                                     8,350,000                3,715,750

Belden & Blake, Ser. B,

   Sr. Sub. Notes, 9.875%, 2007                                                              12,000,000                7,650,000

Michael Petroleum, Ser. B,

   Sr. Notes, 11.5%, 2005                                                                    11,410,000                5,362,700

Northern Offshore ASA,

   Sr. Notes, 10%, 2005                                                                       5,000,000                3,075,000

Ocean Rig Norway,

   Notes, 10.25%, 2008                                                                       10,000,000                7,850,000

P & L Coal Holdings,

   Sr. Sub. Notes, 9.625%, 2008                                                               7,000,000                6,772,500

Petsec Energy, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                15,250,000                7,548,750

                                                                                                                      41,974,700

ENTERTAINMENT--4.6%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                 11,400,000               10,545,000

Booth Creek Ski Holdings, Ser. B,

   Sr. Notes, 12.5%, 2007                                                                    11,500,000                8,452,500

Livent,

   Sr. Notes, 9.375%, 2004                                                                    4,950,000  (c)           1,509,750


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT (CONTINUED)

Production Resource Group,

   Sr. Sub. Notes, 11.5%, 2008                                                               13,000,000               12,155,000

                                                                                                                      32,662,250

FINANCIAL--3.9%

AmeriCredit,

   Sr. Notes, 9.875%, 2006                                                                   10,000,000                9,900,000

Amresco:

   Ser. 97-A, Sr. Sub. Notes, 10%, 2004                                                       6,000,000                3,690,000

   Ser. 98-A, Sr. Sub. Notes, 9.875%, 2005                                                    6,000,000                3,690,000

Imperial Credit Industries, Ser. B,

   Sr. Notes, 9.875%, 2007                                                                    4,750,000                3,633,750

Superior National Capital Trust I,

   Gtd. Trust Preferred Securities, 10.75%, 2017                                              6,965,000                6,425,213

                                                                                                                      27,338,963

FOOD, BEVERAGES AND TOBACCO--5.6%

Cuddy International,

   Sr. Notes, 10.75%, 2007                                                                   11,100,000                9,282,375

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                    4,019,000                2,833,395

FRD Acquisition, Ser. B,

   Sr. Notes, 12.5%, 2004                                                                     7,500,000                5,775,000

North Atlantic Trading, Ser. B,

   Sr. Notes, 11%, 2004                                                                      16,000,000               15,200,000

SFC,

   Sr. Sub. Discount Deb., 0/11%, 2009                                                          329,987  (a,b,e)              0

SFC New Holdings,

   Sr. Notes, 11.25%, 2001                                                                    6,890,000  (a)           6,683,300

                                                                                                                      39,774,070

FOREST PRODUCTS--1.3%

U.S. Timberlands Klamath Falls/Finance,

   Sr. Notes, 9.625%, 2007                                                                    9,750,000                8,921,250

GAMING--1.9%

Ameristar Casinos, Ser. B,

   Sr. Sub. Notes, 10.5%, 2004                                                               11,000,000               10,945,000

Circus Circus,

   Sr. Notes, 6.45%, 2006                                                                     2,500,000                2,229,413

                                                                                                                      13,174,413

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--8.8%

Alliance Laundry Systems,

   Sr. Sub. Notes, 9.625%, 2008                                                              13,000,000               11,375,000

Elgin National Industries, Ser. B,

   Sr. Notes, 11%, 2007                                                                      12,250,000               11,208,750

International Knife & Saw,

   Sr. Sub. Notes, 11.375%, 2006                                                              4,500,000                3,498,750

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                    14,000,000               13,230,000

Numatics, Ser. B,

   Sr. Sub. Notes, 9.625%, 2008                                                              12,375,000               10,518,750

Precise Technology, Ser. B,

   Sr. Sub. Notes, 11.125%, 2007                                                             12,650,000               12,270,500

                                                                                                                      62,101,750

METALS--2.6%

ISG Resources,

   Sr. Sub. Notes, 10%, 2008                                                                 10,050,000                9,698,250

Recycling Industries,

   Sr. Sub. Notes, 13%, 2005                                                                 10,000,000  (c)             250,000

Renco Steel Holdings,

   Sr. Notes, 11.5%, 2003                                                                     9,400,000                8,601,000

                                                                                                                      18,549,250

OIL--.1%

EOTT Energy Partners/Finance,

   Sr. Notes, 11%, 2009                                                                       1,000,000                1,018,750

PAPER & PACKAGING--2.9%

Fonda Group, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                 3,000,000                2,625,000

Indesco International,

   Sr. Sub. Notes, 9.75%, 2008                                                               10,000,000                5,750,000

SF Holdings Group, Ser. B,

   Sr. Secured Discount Notes, 0/12.75%, 2008                                                26,550,000  (b)          11,947,500

                                                                                                                      20,322,500

PERSONNEL SERVICES--.8%

Employee Solutions, Ser. B,

   Sr. Notes, 10%, 2004                                                                      10,000,000                6,050,000

PUBLISHING--1.2%

Day International Group,

   Sr. Sub. Notes, 9.5%, 2008                                                                10,000,000                8,150,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE--1.3%

LNR Property, Ser. B,

   Sr. Sub. Notes, 9.375%, 2008                                                              10,000,000                9,250,000

RETAIL--1.2%

J Crew Operating,

   Sr. Sub. Notes, 10.375%, 2007                                                              2,000,000                1,870,000

US Office Products,

   Sr. Notes, 9.75%, 2008                                                                    12,250,000                6,768,125

                                                                                                                       8,638,125

SHIPPING--2.6%

Cenargo International,

   First Pfd. Ship Mortgage, 9.75%, 2008                                                     10,000,000                9,025,000

Holt Group,

   Sr. Notes, 9.75%, 2006                                                                    13,500,000                9,399,375

                                                                                                                      18,424,375

TECHNOLOGY--7.1%

Axiohm Transactions Solutions,

   Sr. Sub. Notes, 9.75%, 2007                                                               10,000,000                2,950,000

Details, Ser. B,

   Sr. Sub. Notes, 10%, 2005                                                                  9,000,000                8,370,000

Entex Information Services,

   Sr. Sub. Notes, 12.5%, 2006                                                               10,000,000                6,050,000

Hadco,

   Sr. Sub. Notes, 9.5%, 2008                                                                 7,500,000                7,143,750

Orbital Imaging, Ser. B,

   Sr. Notes, 11.625%, 2005                                                                   8,950,000                6,041,250

Packard Bioscience, Ser. B,

   Sr. Sub. Notes, 9.375%, 2007                                                              10,895,000                9,914,450

Viasystems:

   Ser. B, Sr. Sub. Notes, 9.75%, 2007                                                        2,000,000                1,730,000

   Sr. Sub. Notes, 9.75%, 2007                                                                8,960,000                7,750,400

                                                                                                                      49,949,850

TELECOMMUNICATION/CARRIERS--5.6%

FirstWorld Communications,

   Sr. Discount Notes, 0/13%, 2008                                                           18,660,000  (b)           9,609,900

GST Equipment,

   Sr. Secured Notes, 13.25%, 2007                                                            7,000,000                7,350,000

MGC Communications, Ser. B,

   Sr. Secured Notes, 13%, 2004                                                              11,000,000                9,735,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION/CARRIERS (CONTINUED)

RSL Communications,

   Sr. Notes, 9.125%, 2008                                                                   15,000,000               12,900,000

                                                                                                                      39,594,900

TEXTILES--1.2%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    8,500,000                8,287,500

TRANSPORTATION--4.6%

Canadian Airlines,

   Sr. Notes, 12.25%, 2006                                                                   14,600,000                8,687,000

Fine Air Services,

   Sr. Notes, 9.875%, 2008                                                                   10,000,000                8,762,500

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                    8,000,000                6,980,000

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    9,000,000                7,965,000

                                                                                                                      32,394,500

WIRELESS COMMUNICATIONS--12.0%

Dolphin Telecom,

   Sr. Discount Notes, 0/11.5%, 2008                                                         15,250,000  (b)           6,862,500

Filtronic,

   Sr. Notes, 10%, 2005                                                                      10,000,000  (a)           9,775,000

Globalstar/Capital,

   Sr. Notes, 11.375%, 2004                                                                  10,000,000                6,450,000

Metrocall,

   Sr. Sub. Notes, 10.375%, 2007                                                             10,000,000                6,550,000

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                                                            7,500,000  (b)           6,300,000

Omnipoint, Ser. A,

   Sr. Notes, 11.625%, 2006                                                                   9,100,000                9,418,500

OrbCommunications Global/Capital,

   Sr. Notes, 14%, 2004                                                                      13,000,000               11,505,000

SBA Communications,

   Sr. Discount Notes, 0/12%, 2008                                                           15,000,000  (b)           8,100,000

Satelites Mexicanos, Ser. B,

   Sr. Notes, 10.125%, 2004                                                                  10,000,000                7,825,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Telesystem International Wireless:

   Ser. B, Sr. Discount Notes, 0/13.25%, 2007                                                 6,000,000  (b)           3,090,000

   Ser. C, Sr. Discount Notes, 0/10.5%, 2007                                                  6,500,000  (b)           2,697,500

WinStar Communications,

   Sr. Sub. Notes, 10%, 2008                                                                  8,000,000                6,680,000

                                                                                                                      85,253,500

TOTAL BONDS AND NOTES

   (cost $1,067,143,553)                                                                                             874,055,674
----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--6.4%                                                                           Shares                 Value($)
----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--4.4%

Cumulus Media, Ser. A,

   Cum., $137.50                                                                                  7,907                8,579,095

Paxson Communications:

   Cum., $1,325                                                                                   1,015               10,962,000

   Cum., Conv., $975                                                                              1,024  (a)          11,468,800

                                                                                                                      31,009,895

RETAIL--.9%

HMV Media Group,

   Sr. Cum., $12.875 (Units)                                                                      6,500  (a,d)         6,727,500

WIRELESS COMMUNICATIONS--1.1%

Winstar Communications, Ser. C,                                                                  10,000                8,000,000

  Cum., $142.50

TOTAL PREFERRED STOCKS

   (cost $49,703,909)                                                                                                 45,737,395
----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.2%                                                                               Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING--.0%

SF Holdings, Cl. C                                                                               49,100  (a,e)               491

TECHNOLOGY--.0%

Orbital Imaging (Warrants)                                                                        3,950  (a,e)            79,494

TELECOMMUNICATION/CARRIERS--.2%

FirstWorld Communications (Warrants)                                                             18,660  (a,e)         1,306,200

TRANSPORTATION--.0%

Highwaymaster Communications (Warrants)                                                           8,660  (a,e)             2,165

TOTAL COMMON STOCKS

   (cost $204,295)                                                                                                     1,388,350

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--.5%                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS

Republic National Bank of New York,

  5.5%, 10/1/1999

   (cost $3,445,000)                                                                          3,445,000                3,445,000
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,120,496,757)                                                          130.5%              924,626,419

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (30.5%)            (216,169,488)

NET ASSETS                                                                                       100.0%              708,456,931

(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED BUYERS. AT SEPTEMBER 30, 1999, THESE SECURITIES AMOUNTED
TO $69,848,750 OR 9.9% OF NET ASSETS.

(B) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(C) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D) WITH COMMON STOCK ATTACHED.

(E) NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999 (Unaudited)

                                                             Cost        Value
------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          1,120,496,757  924,626,419

Interest receivable                                                  28,089,056

Receivable for investment securities sold                             3,472,788

Unrealized appreciation on interest rate swaps--Note 4(a)             2,461,706

Dividends receivable                                                    655,397

Prepaid expenses and other assets                                       277,517

                                                                    959,582,883
------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           751,313

Due to Shareholders Servicing Agent                                      81,868

Bank loan payable--Note 2                                           245,000,000

Cash overdraft due to Custodian                                         326,238

Payable for investment securities purchased                           1,550,450

Interest payable--Note 2                                                681,701

Swap expense payable                                                  2,632,392

Accrued expenses and other liabilities                                  101,990

                                                                    251,125,952
------------------------------------------------------------------------------

NET ASSETS ($)                                                      708,456,931
------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     951,740,682

Accumulated undistributed investment income--net                     11,808,871

Accumulated net realized gain (loss) on investments                 (61,683,990)

Accumulated net unrealized appreciation (depreciation)

   on investments and interest rate swaps--Note 4(b)               (193,408,632)
------------------------------------------------------------------------------

NET ASSETS ($)                                                      708,456,931
------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     64,037,671

NET ASSET VALUE, per share ($)                                            11.06

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 1999 (Unaudited)

------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            58,342,675

Cash dividends                                                       2,419,776

TOTAL INCOME                                                        60,762,451

EXPENSES:

Management fee--Note 3(a)                                            4,657,285

Interest expense--Note 2                                             8,145,788

Shareholder servicing costs--Note 3(b)                                 556,128

Prospectus and shareholders' reports                                   150,938

Professional fees                                                       87,515

Trustees' fees and expenses--Note 3(c)                                  77,761

Custodian fees--Note 3(a)                                               45,326

Registration fees                                                       36,307

Loan commitment fees--Note 2                                            16,583

Miscellaneous                                                           56,325

TOTAL EXPENSES                                                      13,829,956

INVESTMENT INCOME--NET                                              46,932,495
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (13,531,506)

Net unrealized appreciation (depreciation)

   on investments and interest rate swaps                          (35,484,316)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (49,015,822)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,083,327)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CASH FLOWS

September 30, 1999 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES ($):

  Interest received                                                47,817,727

  Dividends received                                                2,153,684

  Interest and loan commitment fees paid                           (7,534,072)

  Operating expenses paid                                            (861,318)

   Paid to The Dreyfus Corporation                    (4,705,041)   36,870,980
------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES ($):

  Purchases of portfolio securities                               (174,564,267)

  Net purchases of short-term portfolio securities                  1,475,234

   Proceeds from sales of portfolio securities        208,690,474  35,601,441
------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES ($):

  Dividends paid                                      (32,293,189)

   Proceeds from Bank loan payable                    (50,000,000) (82,293,189)
------------------------------------------------------------------------------

   Increase in cash                                                 (9,820,768)

   Cash at beginning of period                                       9,494,529
------------------------------------------------------------------------------

   CASH AT END OF PERIOD                                              (326,239)
------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM

  OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES ($):

   Net (Decrease) in Net Assets Resulting From Operations           (2,083,327)
------------------------------------------------------------------------------

   ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING

      FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES ($):

         Increase in interest receivable                            (1,010,907)

         Decrease in dividends receivable                             (266,092)

         Increase in interest and loan commitment fees                 (32,323)

         Increase in accrued operating expenses                      2,638,496

         Increase in prepaid expenses                                  142,878

         Increase in due to The Dreyfus Corporation                    (47,756)

         Net interest sold on investments                           (2,931,779)

         Net realized loss on investments                           13,531,506

         Net unrealized depreciation on investments                 35,484,316

         Net amortization of discount on investments                (8,554,032)
------------------------------------------------------------------------------

NET CASH USED BY OPERATING ACTIVITIES                               36,870,980

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 1999         Year Ended
                                               (Unaudited)    March 31, 1999(a)
------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         46,932,495            85,720,719

Net realized gain (loss) on investments       (13,531,506)          (48,152,484)

Net unrealized appreciation (depreciation)

   on investments                             (35,484,316)         (157,924,316)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   (2,083,327)         (120,356,081)
------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (46,543,316)          (74,301,027)
------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                          --           919,248,500

Dividends reinvested--Note 1(c)                14,250,127            18,142,050

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            14,250,127           937,390,550

TOTAL INCREASE (DECREASE) IN NET ASSETS       (34,376,516)          742,733,442
------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           742,833,447               100,005

END OF PERIOD                                 708,456,931           742,833,447

Undistributed investment income--net           11,808,871            11,419,692
------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                            --            61,352,500

Shares issued for dividends reinvested          1,222,674             1,455,830

INCREASE IN SHARES OUTSTANDING AS A

   RESULT OF DIVIDENDS REINVESTED               1,222,674            62,808,330

(A)  FROM APRIL 29, 1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. This information has been derived from the financial statements and market price data for the fund's shares.

                                               Six Months Ended
                                             September 30, 1999          Year Ended
                                                     (Unaudited)    March 31, 1999(a)
-----------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      11.83              15.00

Investment Operations:

Investment income--net                                      .74               1.38

Net realized and unrealized gain (loss) on investments    (.77)              (3.35)

Total from Investment Operations                          (.03)              (1.97)

Distributions:

Dividends from investment income--net                     (.74)             (1.20)

Net asset value, end of period                            11.06             11.83

Market value, end of period                               11.38            11 7/8
-----------------------------------------------------------------------------------------

TOTAL RETURN (%) (B,C)                                     2.00            (14.12)
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets (c)      1.09              1.46

Ratio of interest expense to average net assets (c)        1.57              2.17

Ratio of net investment income to average net assets (c)   9.02             11.64

Portfolio Turnover Rate (d)                               15.38             59.40
-----------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   708,457           742,833

(A)  FROM APRIL 29, 1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

(B)  CALCULATED BASED ON MARKET VALUE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund' s primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment manager and administrator. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Interest rate swap transactions are valued based on the net present value of all future cash settlement amounts based on implied forward interest rates.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $34,369 during the period ended September 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. The fund includes in interest income amounts paid and received under its interest rate swap agreements.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the Fund (" newly issued shares") or (ii) by purchase of outstanding shares on the open market on the New York Stock exchange or elsewhere as defined in the dividend reinvestment plan.

On September 30, 1999, the Board of Trustees declared a cash dividend of $.1275 per share from investment income-net, payable on October 28, 1999 to shareholders of record as of the close of business on October 14, 1999.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund has an unused capital loss carryover of approximately $32,078,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Borrowings:

The fund may borrow money from banks or enter into reverse repurchase agreements for leveraging purposes. The fund has entered into a $325,000,000 line of credit facility (the "Facility") which expires on June 15, 2001. Under the terms of the Facility the fund may borrow under either a Eurodollar Loan, a Federal Funds Rate Loan or a combination of the two. Interest is charged to the fund at rates in effect at time of borrowing for the loan type chosen by the fund. In addition, the fund pays a commitment fee of .10 of 1% on the unused portion of the Facility.

The average daily amount of borrowings outstanding during the period ended September 30, 1999 was approximately $292,541,000, with a related weighted average annualized interest rate of 4.57%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

The fund compensates ChaseMellon Shareholder Services, L.L.C., an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $7,000 pursuant to the transfer agency agreement.

The fund compensates Mellon, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 1999, the fund was charged $45,326 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, Paine Webber Inc. provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund's average weekly Managed Assets. During the period ended September 30, 1999, the fund was charged $556,128 pursuant to the Shareholder Servicing Agreement.

(c) Each Trustee who is not an "interested person" of the fund as defined in the Act received, prior to August 1, 1999, $5,000 and as of August 1, 1999, receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus /Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the " Dreyfus/Laurel Funds") and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an "interested person" of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $153,042,601 and $187,675,841, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes open interest rate swap agreements at September 30, 1999:

                        NOTIONAL          RATE PAID          RATE RECEIVED                                                NET

        SWAP            PRINCIPAL        BY THE FUND          BY THE FUND         FLOATING          TERMINATION       UNREALIZED

    COUNTER PARTY      AMOUNT ($)        AT 9/30/99           AT 9/30/99         RATE INDEX            DATE            GAIN ($)
-----------------------------------------------------------------------------------------------------------------------------------

   Chase               150,000,000         6.0875%               5.51%          3-month LIBOR        6/15/2003         2,080,588

   J.P. Morgan         150,000,000         6.0205%               5.51%          3-month LIBOR        6/15/2001           381,118

                                                                                                                       2,461,706
----------------------------------------------------------------------------------------------------------------------------------

The fund enters into interest rate swaps to hedge its exposure to floating rate financing currently utilized to leverage its portfolio. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is the risk that the positions may correlate imperfectly with the assets or liability being hedged. The fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

(b) At September 30, 1999, accumulated net unrealized depreciation on investments was $193,408,632, consisting of $13,279,874 gross unrealized appreciation and $206,688,506 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


OFFICERS AND DIRECTORS

Dreyfus High Yield Strategies Fund
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S DiMartino, Chairman

James M. Fitzgibbons

J. Tomlinson Fort

Arthur L. Goeschel

Kenneth A. Himmel

Stephen J. Lockwood

John J. Sciullo

Roslyn M. Watson

Benaree Pratt Wiley

OFFICERS

President and Treasurer

      Marie E. Connolly

Vice President and Secretary

      Margaret W. Chambers

Vice President and Assistant Treasurer

      George A. Rio

Vice President and Assistant Treasurer

      Mary A. Nelson

Vice President, Assistant Treasurer and Assistant Secretary

      Frederick C. Dey

Vice President and Assistant Secretary

      Karen Jacoppo-Wood

Vice President and Assistant Treasurer

      John P. Covino

Vice President and Assistant Treasurer

      Joseph F. Tower, III

Vice President, Assistant Treasurer and Assistant Secretary

      Stephanie Pierce

Vice President and Assistant Secretary

      Douglas C. Conroy

Vice President and Assistant Secretary

      Christopher J. Kelley

Vice President and Assistant Secretary

      Kathleen K. Morrisey

Vice President and Assistant Secretary

      Elba Vasquez

PORTFOLIO MANAGERS

Michael Hoeh

Roger E. King

Kevin M. McClintock

Gerald E. Thunelius

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Kirkpatrick & Lockhart LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT Chase Mellon Shareholder Services, L.L.C.

STOCK EXCHANGE LISTING

NYSE Symbol: DHF

INITIAL SEC EFFECTIVE DATE

4/23/98

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.



                                                           For More Information

                        Dreyfus
                        High Yield Strategies Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Chase Mellon Shareholder Services, LLC
                        450 West 33rd Street
                        New York, NY 10001

(c) 1999 Dreyfus Service Corporation                                   430SA999